Provisions	6 Months Ended
Jun. 30, 2022
Text block1 [abstract]
Provisions
Note 16. Provisions

	31/12/2021	Additions	Amounts used during the period	Reversals	OCI	30/06/2022

	$ in thousands
Pension	4,073	288	—	—	(1,509)	2,852
Employee litigation and severance	508	—	(175)	(76)	(29)	228
Commercial litigation	363	—	—	(127)	(24)	212

Total	4,944	288	(175)	(203)	(1,562)	3,292

Non-current provisions	4,073	288	—	—	(1,509)	2,852
Current provisions	871	—	(175)	(203)	(53)	440
During the
six-month
period ended June 30, 2022, additions mainly relate to (i) pension service cost for the period of $0.3 million. The $1.5 million gain in Other Comprehensive Income of the period for the pensions provision is mainly due to the increase of the discount rate used in the actuarial valuation from 1.13% to 3.33%.
The amounts used and reversed during the period mainly relate to (i) the settlement of employee litigations for $
0.3
 million and (ii) the update of a commercial litigation for $
0.2
 million.